Exhibit 24
POWER OF ATTORNEY FOR DEIRDRE P. CONNELLY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
                    IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ Deirdre P. Connelly
Deirdre P. Connelly
A Director of the Corporation

POWER OF ATTORNEY FOR WILLIAM H. CUNNINGHAM
                   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
                    IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ William H. Cunningham
William H. Cunningham
A Director of the Corporation

POWER OF ATTORNEY FOR DENNIS R. GLASS
                    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
                    IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ Dennis R. Glass
Dennis R. Glass
A Director and Officer of the Corporation

POWER OF ATTORNEY FOR GEORGE W. HENDERSON, III
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ George W. Henderson, III
George W. Henderson, III
A Director of the Corporation

POWER OF ATTORNEY FOR ERIC G. JOHNSON
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ Eric G. Johnson
Eric G. Johnson
A Director of the Corporation

POWER OF ATTORNEY FOR GARY C. KELLY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ Gary C. Kelly
Gary C. Kelly
A Director of the Corporation

 POWER OF ATTORNEY FOR M. LEANNE LACHMAN
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ M. Leanne Lachman
M. Leanne Lachman
A Director of the Corporation

POWER OF ATTORNEY FOR MICHAEL F. MEE
                    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
                    IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ Michael F. Mee
Michael F. Mee
A Director of the Corporation

POWER OF ATTORNEY FOR WILLIAM PORTER PAYNE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
                    IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ William Porter Payne
William Porter Payne
A Director of the Corporation

POWER OF ATTORNEY FOR PATRICK S. PITTARD
                    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
                    IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ Patrick S. Pittard
Patrick S. Pittard
A Director of the Corporation

 POWER OF ATTORNEY FOR ISAIAH TIDWELL
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation ("LNC"), hereby makes, designates, constitutes and appoints Kirkland L. Hicks and Nancy A. Smith, and each of them (with full power and authority to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:
(A) in connection with the filing of: (i) a registration statement on Form S-3 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities to be issued in connection with the Lincoln National Corporation Deferred Compensation Plan For Agents and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and
 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.
Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.
                    IN WITNESS WHEREOF, the undersigned has executed this document as of the 6th day of June 2016.

/s/ Isaiah Tidwell
Isaiah Tidwell
A Director of the Corporation